SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                               -----------


                                FORM 8-K


                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) 	April 16, 1999


                     Fleet Bank (RI), National Association
             ------------------------------------------------------
              Exact name of registrant as specified in its charter)

                           on behalf of the

                     Fleet Credit Card Master Trust

  United States                                            050495490
-----------------     ------------------------       -----------------------
(State or Other       (Commission File Number)       (IRS Employer
Jurisdiction of                                       Identification Number)
 Incorporation)





      111 Westminster Street
     Providence, Rhode Island                                02903
---------------------------------------            --------------------------
(Address of Principal Executive Office)                   (Zip Code)


Registrant's telephone number, including area code (401) 278-5451


                                      N/A
           -------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)



INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On April 15, 1999, the Fleet Credit Card Master Trust (the "Trust") made its final payment to certificateholders of Series 1993-4. This payment was the final payment of the last outstanding Series of certificates of the Trust. Pursuant to Section 12.01 of the Pooling and Servicing Agreement the Trust has terminated on April 16, 1999.

Item 6.     Not Applicable.

Item 7.     Not Applicable.

Item 8.     Not Applicable.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Fleet Bank (RI), National Association
        On behalf of the Fleet Credit Card
        Master Trust



   By:  /s/ JEFFREY A. LIPSON
       ------------------------
Name:    Jeffrey A. Lipson
Title:   Vice President